EXHIBIT 10.32(b)

SECOND AMENDMENT TO

AMENDED AND RESTATED

CAPACITY PURCHASE AGREEMENT

among

Continental Airlines, Inc.,

ExpressJet Holdings, Inc.,

XJT Holdings, Inc.,

and

ExpressJet Airlines, Inc.

Dated as of December 9, 2003

TABLE OF CONTENTS

Page

Parties 1

Recitals 1

ARTICLE I.
DEFINITIONS; INTERPRETATION

Section 1.1. Definitions *

Section 1.2. Interpretation *

ARTICLE II.
AMENDMENTS TO CAPACITY PURCHASE AGREEMENT

Section 2.1. Amendments to Section 3.02 *

Section 2.2. Amendments to Section 3.06 *

Section 2.3. Amendment to Schedule 3 *

Section 2.4. Amendment to Exhibit A *

ARTICLE III.
REPRESENTATIONS AND WARRANTIES

Section 3.1. Representations and Warranties of Holdings, XJT and ExpressJet *

Section 3.2. Representations and Warranties of Continental *

ARTICLE IV.
MISCELLANEOUS

Section 4.1. Effect of Agreement *

Section 4.2. Binding Effect; Assignment *

Section 4.3. Amendment and Modification *

Section 4.4. Counterparts *

Section 4.5. Severability *

Section 4.6. Entire Agreement *

Section 4.7. Governing Law *

SECOND AMENDMENT TO

AMENDED AND RESTATED

CAPACITY PURCHASE AGREEMENT

This SECOND AMENDMENT TO AMENDED AND RESTATED CAPACITY PURCHASE AGREEMENT (this "Agreement"), dated as of December 9, 2003, is among Continental Airlines, Inc., a Delaware corporation ("Continental"), ExpressJet Holdings, Inc., a Delaware corporation ("Holdings"), XJT Holdings, Inc., a Delaware corporation and a wholly-owned subsidiary of Holdings ("XJT"), and ExpressJet Airlines, Inc., a Delaware corporation and a subsidiary of XJT ("ExpressJet").

RECITALS:

WHEREAS, Continental, Holdings, XJT, and ExpressJet are parties to that certain Amended and Restated Capacity Purchase Agreement, dated as of April 17, 2002, as amended by that certain First Amendment to Amended and Restated Capacity Purchase Agreement, dated as of March 27, 2003 (the "Capacity Purchase Agreement");

WHEREAS, Continental, Holdings, XJT, and ExpressJet desire to amend certain provisions of the Capacity Purchase Agreement as more fully set forth herein; and

WHEREAS, Section 11.04 of the Capacity Purchase Agreement permits such agreement to be amended in a written agreement signed by Continental, Holdings, XJT, and ExpressJet;

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and obligations hereinafter contained, the parties agree to amend the Capacity Purchase Agreement as follows:

  DEFINITIONS  ; INTERPRETATION

    Definitions

    . Capitalized terms used in this Agreement that are not otherwise defined shall have the meanings set forth in the Capacity Purchase Agreement, as amended hereby.

    Interpretation

  . Section 11.06 of the Capacity Purchase Agreement is hereby incorporated by reference herein in its entirety and shall govern the interpretation of this Agreement.

  AMENDMENTS TO CAP  ACITY PURCHASE AGREEMENT

  The Capacity Purchase Agreement is hereby amended as follows:

    Amendments to Section 3.02

    . Section 3.02 of the Capacity Purchase Agreement is hereby amended and restated in its entirety to read as follows:

    "Section 3.02 Periodic Adjustment of Base and Incentive Compensation.

    The initial rates under this Agreement (including the initial Block Hour Rates) set forth in Paragraphs A(1) and A(2)(c) of Schedule 3 hereto shall remain in effect through December 31, 2004, with certain limited adjustments as are provided in Schedule 3. The Block Hour Rates and the fee described in Paragraph A(2)(c) of Schedule 3 shall be subject to further adjustment on January 1, 2005 and each January 1 thereafter during the Term. Continental and Contractor hereby agree to meet promptly after July 1, 2004, September 1, 2005 and each September 1 thereafter during the Term in order to review and revise the Block Hour Rates and the fee described in Paragraph A(2)(c) of Schedule 3, as appropriate, for the subsequent year based on the methodology (including the Cost Factor) for setting the initial Block Hour Rates and such fee as set forth in Schedule 3. Should the parties be unable to agree on such revised Block Hour Rates and the fee described in Paragraph A(2)(c) of Schedule 3 by October 1, 2004 for the year beginning January 1, 2005 or by November 1 in any subsequent year for the year beginning on the subsequent January 1, then the parties shall submit the disagreement to arbitration pursuant to Section 11.08."

    Amendments to Section 3.06

    . Section 3.06 of the Capacity Purchase Agreement is hereby amended and restated in its entirety to read as follows:

    "Section 3.06. Billing and Payment; Reconciliation.

    (a) Billing and Payment. On the next Business Day after Contractor receives the Final Monthly Schedule from Continental pursuant to Section 2.01(b), Contractor shall present a reasonably detailed written invoice for amounts due under this Agreement in respect of the Base Compensation and per passenger fees (based on the Forecasted Passengers) for the Scheduled Flights during the month to which such Final Monthly Schedule pertains. Continental shall pay Contractor the amount due under such invoice (the "Invoiced Amount"), subject to Continental's right to dispute any calculations set forth on such invoice that do not comply with the terms of this Agreement, net of amounts owed by Contractor to Continental under the Administrative Support and Information Services Provisioning Agreement, the Master Facility and Ground Handling Agreement, the Fuel Purchasing Agreement and/or any Covered Aircraft Sublease or Uncovered Aircraft Sublease, any amounts to be prepaid to Continental pursuant to Section 3.06(c) during the month covered by the Final Monthly Schedule, any Insurance costs paid by Continental on Contractor's behalf covering the month covered by the Final Monthly Schedule pursuant to Schedule 3 and/or any other amounts as mutually agreed to by both Contractor and Continental, as follows:

        One-quarter of the Invoiced Amount shall be payable by Continental to Contractor, by electronic transfer of funds to a bank account designated by Contractor, available on or before the first day of the month (or if such day is not a Business Day, the next Business Day) to which such invoice relates;

        One-quarter of the Invoiced Amount shall be payable by Continental to Contractor, by electronic transfer of funds to a bank account designated by Contractor, available on or before the 8th day of the month (or if such day is not a Business Day, the next Business Day) to which the invoice relates;

        One-quarter of the Invoiced Amount shall be payable by Continental to Contractor, by electronic transfer of funds to a bank account designated by Contractor, available on or before the 15th day of the month (or if such day is not a Business Day, the next Business Day) to which the invoice relates; and

        One-quarter of the Invoiced Amount shall be payable by Continental to Contractor, by electronic transfer of funds to a bank account designated by Contractor, available on or before the 22nd day of the month (or if such day is not a Business Day, the next Business Day) to which the invoice relates.

      Reconciliation. Not later than 14 days following the end of each month, Contractor and Continental shall reconcile actual amounts due in respect of such month with the estimated amounts included in the Invoiced Amount for such items for such month in accordance with the terms and conditions set forth in Schedule 3. On or before the 15th day following the end of such month (or if such day is not a Business Day, the next Business Day), such reconciled amounts for such month to the extent applicable: (a) shall be paid by Continental to Contractor, together with any payment to be made by Continental pursuant to Section 3.06(a)(iii) above, or (b) shall be paid by Contractor to Continental or set off by Continental against any other amounts owing to Contractor. Further reconciliations shall be made on or prior to the 22nd day following the end of such month (or if such day is not a Business Day, the next Business Day) to the extent necessary as a result of Continental's review of financial information provided by Contractor in respect of such month. Such further reconciled amounts for such month to the extent applicable (x) shall be paid by Continental to Contractor, together with any other payment to be made by Continental pursuant to Section 3.06(a)(iv) above, or (y) shall be paid by Contractor to Continental or set off by Continental against any other amounts owing to Contractor. If, subsequent to any reconciliation payments or set-off, as the case may be, Contractor's financial statements, maintained as provided in Section 3.05(a), are restated, amended or otherwise adjusted for any month or Performance Period, then the reconciled amounts for such period shall be recalculated in accordance with the terms and conditions set forth in Schedule 3, and the parties shall make further payments or set off further amounts as appropriate in respect of such recalculations.

      Prepayments. Contractor and Continental may mutually agree from time to time for Contractor to make cash payments in advance for estimated amounts due to Continental under this Agreement."

    Amendment to Schedule 3

    .

      Amendment to Introductory Clause of Paragraph A of Schedule 3. The introductory clause of Paragraph A of Schedule 3 is hereby amended and restated in its entirety to read as follows:

      "A. Base and Incentive Compensation. Paragraphs (A)(1) and (A)(2)(c) of this Schedule 3 shall apply for all applicable periods through December 31, 2004 and Paragraphs A(2)(a) and (b) and Paragraph (A)(3) of this Schedule 3 shall apply for the Term."

      Amendment to Paragraph A(2)(c) of Schedule 3. Paragraph A(2)(c) of Schedule 3 is hereby amended and restated in its entirety to read as follows:

      "c. Appendix 10 Fee. Contractor will receive a fee equal to the Appendix 10 invoice rate set forth in Appendix 10 for the applicable month multiplied by the number of Forecasted Passengers for the applicable month, which fee represents payment for [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. This incentive compensation will be reconciled, in the monthly reconciliation described in Section 3.06(b) of the Agreement. If the Actual Passengers for such calendar month is greater than the Forecasted Passengers, then the reconciliation for such period shall include a payment by Continental to Contractor in an amount equal to the product of (i) the difference in the number of such passengers, multiplied by (ii) the Appendix 10 reconciliation rate set forth in Appendix 10 for the applicable month, which fee represents the same categories of expense as represented by the per passenger invoice rate, other than passenger liability insurance and third-party security and screening (Contractor Airports only), which category of expense is reconciled pursuant to Paragraph B(9)(a). If the Forecasted Passengers for such calendar month is greater than the Actual Passengers, the reconciliation for such period shall include a payment by Contractor to Continental in an amount equal to the product of (i) the difference in such number of passengers multiplied by (ii) the Appendix 10 reconciliation rate set forth in Appendix 10 for the applicable month."

      Amendment to Paragraph A(3)(b) of Schedule 3. Paragraph A(3)(b) of Schedule 3 is hereby amended and restated in its entirety to read as follows:

      "b. Expenses set forth in columns 4, 6, 9, 11, 12 and 13 of Appendix 1 for each applicable month will be reduced by an amount equal to the product of (i) the amount of each of such expenses included in Appendix 1 Expenses (after giving effect to any previous adjustments thereto pursuant to this Paragraph A(3)(b)) and (ii) the quotient of (1) the number of aircraft so withdrawn from the Agreement (after giving effect to any previous adjustments pursuant to this Paragraph A(3)(b)) and (2) the number of aircraft constituting Delivered Covered Aircraft immediately prior to such withdrawal."

      Amendment to Paragraph A(3)(c) of Schedule 3. Clauses I and II of Paragraph A(3)(c) of Schedule 3 are hereby amended and restated in their entirety to read as follows:

      "I. For the first [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] aircraft (other than Turboprop Aircraft) to be withdrawn from the Agreement (taking into account all withdrawals under the Agreement), the remainder of the Appendix 1 Expenses after giving effect to any other adjustments provided in this Paragraph A(3) will be reduced by the product of (a) such remainder of the Appendix 1 Expenses, multiplied by (b) [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] multiplied by (c) the quotient of (1) the number of aircraft so withdrawn and (2) the number of aircraft constituting Delivered Covered Aircraft immediately prior to such withdrawal.

      II. For the next [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] aircraft (other than Turboprop Aircraft) to be withdrawn from the Agreement (taking into account all withdrawals from the Agreement), the remainder of the Appendix 1 Expenses after giving effect to any other adjustments provided in this Paragraph A(3) will be reduced by the product of (a) such remainder of the Appendix 1 Expenses, multiplied by (b) [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] multiplied by (c) the quotient of (1) the number of aircraft so withdrawn and (2) the number of aircraft constituting Delivered Covered Aircraft immediately prior to such withdrawal."

      Amendment to Paragraph B(1) of Schedule 3. Paragraph B(1) of Schedule 3 is hereby amended and restated in its entirety to read as follows:

      "1. Passenger and Cargo Revenue-Related Expenses. With respect to Scheduled Flights, passenger and cargo revenue-related expenses, including but not limited to commissions, taxes and fees related to the transportation of passengers or cargo, food and beverage costs, charges for fare or tariff filings, sales and advertising costs, computer reservation system fees, credit card discount fees, reservation costs, revenue accounting costs, including costs associated with ticket sales reporting and unreported sales, OnePass participation costs and Continental Currencies, shall be incurred directly by Continental."

      Amendment to Paragraph B(4)(a) of Schedule 3. Paragraph B(4)(a) of Schedule 3 is hereby amended and restated in its entirety to read as follows:

      "a. Administrative Costs. The Appendix 3 Block Hour Rates, the Appendix 1 Expenses, Appendix 22 and Appendix 22a include allocations of administrative compensation costs. The parties hereto have entered into the Administrative Support and Information Services Provisioning Agreement, pursuant to which Continental has agreed to provide Contractor with certain administrative services. Pursuant to the Administrative Support and Information Services Provisioning Agreement, the parties hereto have agreed to enter into a transition plan, which plan will provide for the termination of the services provided by Continental to Contractor thereunder over a certain period of time. As a result, certain of such services may be terminated during the term of this Agreement. Contractor and Continental hereby agree that in connection with the transition plan Contractor and Continental shall meet and confer to adjust the Appendix 3 Block Hour Rates, Appendix 1 Expenses, Appendix 22 and Appendix 22a to reasonably reflect any increases or decreases in Contractor's administrative compensation costs or other administrative costs and the costs payable to Continental pursuant to the Administrative Support and Information Services Provisioning Agreement as a result of Contractor's having to replace any of such terminated services."

      Amendment to Paragraphs B(5)(a) and (b) of Schedule 3. Paragraphs B(5)(a) and (b) of Schedule 3 are hereby amended and restated in their entirety to read as follows:

      "a. With respect to Scheduled Flights, for any calendar month Contractor's actual block hours flown for any particular aircraft type exceeds the end of month scheduled block hours for such aircraft type for such calendar month, then the reconciliation for such period shall include a payment for such aircraft type by Continental to Contractor in an amount equal to the product of (i) the First Incremental Cost Rate set forth on Appendix 11 with respect to such aircraft type and such month, multiplied by (ii) the quotient of (1) the difference between such actual number of block hours and such number of end of month scheduled block hours divided by (2) such number of end of month scheduled block hours (such quotient being the "Overfly Rate", which, when used in other Paragraphs of this Schedule 3, may be a negative number), multiplied by (iii) the number of scheduled block hours for such aircraft type as set forth on the Final Monthly Schedule multiplied by (iv) the First Benchmark Factor for such calendar month.

      b. With respect to Scheduled Flights, for any calendar month the end of month scheduled block hours for any particular aircraft type exceeds Contractor's actual block hours flown for such aircraft type for such calendar month, then the reconciliation for such period shall include a payment for such aircraft type by Contractor to Continental in an amount equal to the product of (i) the Second Incremental Cost Rate, set forth on Appendix 12 with respect to such aircraft type and month, multiplied by (ii) the quotient of (1) the difference between such number of end of month scheduled block hours and such actual number of block hours, divided by (2) such number of end of month scheduled block hours, multiplied by (iii) the number of scheduled block hours for such aircraft type as set forth on the Final Monthly Schedule multiplied by (iv) the First Benchmark Factor for such calendar month."

      Amendment to Paragraph B(6)(a), (b), (c), (d) and (e) of Schedule 3. Paragraphs (B)(6)(a), (b), (c), (d) and (e) are hereby amended and restated in their entirety to read as follows:

      "a. If the product of the total number of Scheduled Flights for a particular aircraft type during a calendar month as set forth in the Final Monthly Schedule multiplied by the First Cancellation Rate exceeds the product of the actual Uncontrollable Cancellation Rate and the total number of Scheduled Flights of such aircraft type in such calendar month as set forth in the Final Monthly Schedule (such excess number of flights of such aircraft type being the "First Cancellation Number" for such aircraft type), then the reconciliation for such period shall include a payment by Continental to Contractor in an amount equal to the product of (i) the First Incremental Cost Rate, as set forth on Appendix 11 for such aircraft type and such month, multiplied by (ii) the First Cancellation Number for such aircraft type, multiplied by (iii) the scheduled block hours per departure for such aircraft type for such calendar month as set forth in the Final Monthly Schedule, multiplied by (iv) the sum of 1 and the Overfly Rate for such aircraft type for such calendar month.

      The "Uncontrollable Cancellation Rate" for a particular aircraft type equals the actual Uncontrollable Cancellations for such aircraft type divided by the actual end of month scheduled departures for such aircraft type.

      b. If the product of the actual Uncontrollable Cancellation Rate and the total number of Scheduled Flights for a particular aircraft type during a calendar month as set forth in the Final Monthly Schedule exceeds the product of the total number of Scheduled Flights as set forth in the Final Monthly Schedule for such aircraft type during such calendar month multiplied by the First Cancellation Rate (such excess number of flights of such aircraft type being the "Second Cancellation Number" for such aircraft type), then the reconciliation for such period shall include a payment by Contractor to Continental in an amount equal to the product of (i) the Second Incremental Cost Rate, as set forth on Appendix 12 for such aircraft type and such month, multiplied by (ii) the Second Cancellation Number for such aircraft type, multiplied by (iii) the scheduled block hours per departure for such aircraft type for such calendar month as set forth in the Final Monthly Schedule, multiplied by (iv) the sum of 1 and the Overfly Rate for such aircraft type for such calendar month.

      c. If the product of the total number of Scheduled Flights for a particular aircraft type as set forth in the Final Monthly Schedule during a calendar month multiplied by the Second Cancellation Rate exceeds the product of the actual Controllable Cancellation Rate and the total number of Scheduled Flights for such aircraft type in such calendar month as set forth in the Final Monthly Schedule (such excess number of flights of such aircraft type being the "Third Cancellation Number" for such aircraft type), then the reconciliation for such period shall include a payment by Continental to Contractor in an amount equal to the product of (i) the Third Incremental Cost Rate multiplied by (ii) the Third Cancellation Number for such aircraft type, multiplied by (iii) the scheduled block hours per departure for such aircraft type for such calendar month as set forth in the Final Monthly Schedule, multiplied by (iv) the sum of 1 and the Overfly Rate for such aircraft type for such calendar month.

      The "Controllable Cancellation Rate" for a particular aircraft type equals the actual Controllable Cancellations for such aircraft type divided by the actual end of month scheduled departures for such aircraft type.

      The "Third Incremental Cost Rate" for a particular aircraft type equals the Fourth Incremental Cost Rate for such aircraft type plus the Fifth Incremental Cost Rate for such aircraft type.

      The "Fourth Incremental Cost Rate" for a particular aircraft type and for a particular month equals the product of (i) the sum of (a) the applicable Appendix 13 Incremental Cost Rate set forth on Appendix 13 for such aircraft type and month, minus the sum of (1) the Appendix 14 Block Hour Rate set forth on Appendix 14 for such aircraft type and month plus (2) the Appendix 5 Block Hour Rate set forth on Appendix 5 for such aircraft type and month, plus (b) the Adjusted Appendix 14 Block Hour Rate for such aircraft type and month plus (c) the Third Adjusted Block Hour Rate for such aircraft type and month and (ii) the First Benchmark Factor for such month.

      The "Adjusted Appendix 14 Block Hour Rate" for a particular aircraft type and a particular month is obtained by multiplying the Appendix 14 Block Hour Rate by the Appendix 7 Block Hours set forth on Appendix 7 for such aircraft type and dividing such product by the average scheduled block hours per departure for such aircraft type as set forth on the Final Monthly Schedule.

      The "Fifth Incremental Cost Rate" is obtained by allocating the Appendix 1 Expenses among the different aircraft types by each type's allocable share of statistics from the Final Monthly Schedule based on the methodology set forth in Appendix 15, and dividing such allocation to a specific aircraft type by the product of the scheduled block hours for such aircraft type set forth in the Final Monthly Schedule multiplied by the First Benchmark Factor, then multiplying such quotient by the First Benchmark Factor.

      d. If the product of the actual Controllable Cancellation Rate and the total number of Scheduled Flights for a particular aircraft type in a calendar month as set forth in the Final Monthly Schedule exceeds the product of the total number of Scheduled Flights as set forth in the Final Monthly Schedule for such aircraft type during such calendar month multiplied by the Second Cancellation Rate (such excess number of flights of such aircraft type being the "Fourth Cancellation Number" for such aircraft type), then the reconciliation for such period shall include a payment by Contractor to Continental in an amount equal to the product of (i) the Third Incremental Cost Rate for such aircraft type multiplied by (ii) the Fourth Cancellation Number, multiplied by (iii) the scheduled block hours per departure for such aircraft type for such calendar month as set forth in the Final Monthly Schedule, multiplied by (iv) the sum of 1 and the Overfly Rate for such aircraft type for such calendar month.

      e. For purposes of this Paragraph B(6), for any month during which a Labor Strike occurs, the Second Cancellation Rate for such month shall be adjusted to equal the difference between (a) the Second Cancellation Rate for such month (before any such adjustment) and (b) the product of (1) the quotient of (i) the Second Cancellation Rate for such month (before any such adjustment) divided by (ii) the number of days in the particular month, multiplied by (2) the number of days in such month during which such Labor Strike was occurring. For purposes of this Paragraph B(6), for any month during which a Labor Strike occurs, the First Cancellation Rate for such month shall be adjusted to equal the difference between (a) the First Cancellation Rate for such month (before any such adjustment) and (b) the product of (1) the quotient of (i) the First Cancellation Rate for such month (before any such adjustment) divided by (ii) the number of days in such month multiplied by (2) the number of days in such month during which such Labor Strike was occurring."

      Amendment to Paragraph B(8)(b) of Schedule 3. Paragraph B(8)(b) of Schedule 3 is hereby amended to add the following clause VI:

      "VI. Pilot Hybrid Training Cycles. If a Pilot Hybrid Training Cycle is completed during a given month, Continental shall pay an amount to Contractor equal to the quotient of (a) product of (1) such actual number of Pilot Hybrid Training Cycles completed during such month and such aircraft type and (2) the assumed cost of each Pilot Hybrid Training Cycle for such month and such aircraft type as set forth in Appendix 17a divided by (b) the Cost Difference set forth on Appendix 23."

      Amendment to Paragraphs B(8)(d) and (e) of Schedule 3. Paragraphs B(8)(d) and (e) of Schedule 3 are hereby amended and restated in their entirety to read as follows:

      "d. Pilot Soft Time Reconciliation. Included in the Appendix 3 Block Hour Rates is an assumed cost associated with an assumed number of Pilot Flight Paid Hours per scheduled Pilot Block Hour. If the actual number of Pilot Flight Paid Hours per scheduled Pilot Block Hour for a particular month exceeds the number of assumed Pilot Flight Paid Hours per scheduled Pilot Block Hour in such month as set forth in Appendix 19, then Continental shall pay an amount to Contractor equal to the quotient of (a) the product of (i) the difference between (1) such actual number of Pilot Flight Paid Hours per scheduled Pilot Block Hour during such month and (2) such assumed number of Pilot Flight Paid Hours per scheduled Pilot Block Hour during such month, multiplied by (ii) the number of scheduled Pilot Block Hours for such month, multiplied by (iii) the assumed amount payable for each Pilot Flight Paid Hour as set forth in Appendix 19, multiplied by (iv) [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] divided by (b) the Cost Difference set forth in Appendix 23. If the actual number of Pilot Flight Paid Hours per scheduled Pilot Block Hour for a particular month is less than the number of assumed Pilot Flight Paid Hours per scheduled Pilot Block Hour in such month as set forth in Appendix 19, then Contractor shall pay an amount to Continental equal to the quotient of (a) the product of (i) the difference between (1) such assumed number of Pilot Flight Paid Hours per scheduled Pilot Block Hour during such month and (2) such actual number of Pilot Flight Paid Hours per scheduled Pilot Block Hour during such month, multiplied by (ii) the number of scheduled Pilot Block Hours for such month, multiplied by (iii) the assumed amount payable for each Pilot Flight Paid Hour as set forth in Appendix 19, multiplied by (iv) [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] divided by (b) the Cost Difference set forth in Appendix 23. The reconciliation described in this Paragraph 8(d) will cease upon the earlier to occur of (1) Contractor hiring a New Contractor Pilot and (2) Contractor no longer employing any Continental Pilots.

      e. Pilot Seniority Reconciliation. Included in the Appendix 1 Expenses and the Appendix 3 Block Hour Rates is an assumed cost associated with an assumed number of Continental Pilots continuing to be employed by Contractor. If the aggregate number of Continental Pilots whose employment is actually terminated by Contractor in a particular month exceeds the aggregate number of Continental Pilots whose employment by Contractor is assumed to be terminated in such particular month as set forth in Appendix 20, then Contractor shall pay an amount to Continental equal to the quotient of (a) the product of (i) the difference between (1) such aggregate number of Continental Pilots whose employment is actually terminated by Contractor during such month and (2) such aggregate number of Continental Pilots whose employment is assumed to be terminated by Contractor during such month, multiplied by (ii) the assumed amount payable per Continental Pilot being terminated by Contractor as set forth in Appendix 20, divided by (b) the Cost Difference set forth on Appendix 23. If the aggregate number of Continental Pilots whose employment is assumed to be terminated by Contractor for a particular month as set forth in Appendix 20 exceeds the aggregate number of Continental Pilots whose employment is actually terminated by Contractor during such month, then Continental shall pay an amount to Contractor equal to the quotient of (a) the product of (i) the difference between (1) such aggregate number of Continental Pilots whose employment is assumed to be terminated by Contractor during such month and (2) such aggregate number of Continental Pilots whose employment is actually terminated by Contractor during such month, multiplied by (ii) the assumed amount payable per Continental Pilot being terminated by Contractor as set forth in Appendix 20, divided by (b) the Cost Difference set forth on Appendix 23. The reconciliation described in this Paragraph 8(e) will cease when at least [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Continental Pilots' employment shall have been terminated by Contractor."

      Amendment to Paragraph B(8)(f) of Schedule 3. Paragraph B(8)(f) of Schedule 3 is hereby amended by replacing all references therein to "[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]" with "[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]."

      Addition of Paragraph B(8)(g) of Schedule 3. Schedule 3 is hereby amended by adding the following Paragraph B(8)(g):

      "g. Charter Flying. For any calendar month during which Contractor used Covered Aircraft to provide charter service to Continental, the reconciliation for such month shall include a payment by Continental to Contractor for each aircraft type used to provide such charter service equal to the product of (i) the amount payable per Charter Hour for such aircraft type as set forth in Appendix 24, multiplied by (ii) the number of Charter Hours for such month."

      Amendment to Paragraph B(9)(a) of Schedule 3.

(1) Amendment to clause (ix). Clause (ix) of the first sentence of Paragraph B(9)(a) is hereby amended and restated to read as follows:

"(ix) payments by Contractor to employees in respect of any profit-sharing and on-time performance plans of Contractor existing on or prior to the Distribution Date (provided that Continental shall not be required to reconcile actual profit-sharing and on-time performance expenses to the extent that such additional expenses are attributable to a change in target benchmarks or payment rates under such plans on or after the Distribution Date, and provided further that reconciliation for profit-sharing plans shall only occur at the end of each fiscal year, which reconciliation shall be for the full fiscal year, rather than on a month to month basis and provided further that reconciliation for actual costs of Contractor associated with profit sharing plans is capped at the level contemplated in the rates);"

    Amendment to add clause (xvi). Clause (xv) of the first sentence of Paragraph B(9)(a) of Schedule 3 is hereby amended and restated to read as follows and a new clause (xvi) immediately following clause (xv) is hereby added as follows:

"(xv) third-party security and screening expense at Contractor Airports; and (xvi) third-party ground handling expense (collectively, the "Reconciled Expenses")."

(3) Amendment to penultimate sentence. The penultimate sentence of Paragraph B(9)(a) is hereby amended and restated in its entirety to read as follows:

"If in any month the Contractor's actual Reconciled Expenses exceed the amount of Reconciled Expenses included in the Base Compensation in accordance with Appendix 22 and with respect to certain Reconciled Expenses as further provided in Paragraph B(9)(f) below for such month, Continental shall pay to Contractor an amount equal to the quotient of (i) such difference divided by (ii) the Cost Difference set forth on Appendix 23."

      Addition of Paragraph B(9)(g) of Schedule 3. Schedule 3 is hereby amended by adding the following Paragraph B(9)(g):

      "g. Continental may from time to time request Contractor to provide ground handling services to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] "

      Addition of Paragraph B(9)(h) to Schedule 3. Schedule 3 is hereby amended by adding the following Paragraph B(9)(h):

      "h. As part of the reconciliation contemplated by Section 3.06(b) of the Agreement in respect of a particular month, Continental will pay Contractor an amount in cash equal to the difference between (i) the Preferred Dividend Amount with respect to such month and (ii) the BC Interest Amount with respect to such month."

      Addition of Section 12 to Schedule 3. Schedule 3 is hereby amended by adding the following Section 12:

      "12. Delivery of Electronic Appendices. Each of Continental and Contractor hereby (i) acknowledges the receipt of electronic copies of the Appendices referred to in this Schedule 3 (the "Electronic Appendices"), (ii) acknowledges and agrees that many of the Appendices attached hereto in paper form contain numbers that have been rounded to a specified dollar amount or decimal point, (iii) acknowledges and agrees that the Electronic Appendices contain numbers that have not been so rounded and (iv) agrees that the numbers contained in the Electronic Appendices shall be used for purposes of making the calculations described in this Schedule 3.

      Amendments to Appendices to Schedule 3.

(1) Amendment to Appendix 1. Appendix 1 to Schedule 3 is hereby replaced with the Appendix 1 attached hereto as Annex A.

(2) Amendment to Appendix 3 Appendix 3 to Schedule 3 is hereby replaced with the Appendix 3 attached hereto as Annex B.

(3) Amendment to Appendix 4. Appendix 4 to Schedule 3 is hereby replaced with the Appendix 4 attached hereto as Annex C.

(4) Amendment to Appendix 11. Appendix 11 to Schedule 3 is hereby replaced with Appendix 11 attached hereto as Annex D.

(5) Amendment to Appendix 12. Appendix 12 to Schedule 3 is hereby replaced with Appendix 12 attached hereto as Annex E.

(6) Amendment to Appendix 13. Appendix 13 to Schedule 3 is hereby replaced with the Appendix 13 attached hereto as Annex F.

(7) Amendment to Appendix 14. Appendix 14 to Schedule 3 is hereby replaced with the Appendix 14 attached hereto as Annex G.

(8) Amendment to Appendix 15. Appendix 15 to Schedule 3 is hereby replaced with the Appendix 15 attached hereto as Annex H.

(9) Amendment to Appendix 17a. Appendix 17a to Schedule 3 is hereby replaced with the Appendix 17a attached hereto as Annex I.

(10) Amendment to Appendix 21. Appendix 21 to Schedule 3 is hereby replaced with the Appendix 21 attached hereto as Annex J.

(11) Amendment to Appendix 22. Appendix 22 to Schedule 3 is hereby replaced with the Appendix 22 attached hereto as Annex K.

(12) Amendment to Appendix 22a. Appendix 22a to Schedule 3 is hereby replaced with the Appendix 22a attached hereto as Annex L.

(13) Amendment to Add Appendix 24. Schedule 3 is hereby amended to add thereto the Appendix 24 attached hereto as Annex M.

    Amendment to Exhibit A

.

(a) Amendment to add Definition of BC Interest Amount. Exhibit A to the Capacity Purchase Agreement is hereby amended to add the following definition of "BC Interest Amount":

"BC Interest Amount -- means, with respect to any particular calendar month, an amount in cash equal to the amount of interest that shall have accrued (regardless of whether such interest is required to be paid during such month) on the ExpressJet Note during such month."

(b) Amendment to Definition of Change of Control. Exhibit A to the Capacity Purchase Agreement is hereby amended to amend and restate in its entirety clause (ix) of the definition of "Change of Control" to read as follows:

"(ix) Incumbent Directors (meaning in each case, members of the applicable Board of Directors who (a) were members of the Board of Directors of ExpressJet, XJT or Holdings, respectively, as of March 1, 2002 or (b) became a director subsequent to March 1, 2002, whose appointment to fill a vacancy or to fill a new position on the applicable Board of Directors or whose nomination for election by the shareholders of ExpressJet, XJT or Holdings, as the case may be, was approved by a vote of at least a majority of the directors then comprising the Incumbent Directors) cease for any reason to constitute at least a majority of the Board of Directors of ExpressJet, XJT or Holdings, respective; or"

(c) Amendment to add Definition of Charter Flying. Exhibit A to the Capacity Purchase Agreement is hereby amended to add the following definition of "Charter Flying":

"Charter Flying - means any flying of Delivered Covered Aircraft for charter operations at the direction of Continental that is not reflected in the Final Monthly Schedule."

(d) Amendment to add Definition of Charter Hour. Exhibit A to the Capacity Purchase Agreement is hereby amended to add the following definition of "Charter Hour":

"Charter Hour - means each block hour associated with Charter Flying.

(e) Amendment to add Definition of Continental Currencies. Exhibit A to the Capacity Purchase Agreement is hereby amended to add the following definition of "Continental Currencies":

"Continental Currencies - means inflight currency coupons issued by Continental that may only be purchased at any Continental eService Center and may only be redeemed for alcoholic beverages or headsets on any Continental or Contractor flight."

(f) Amendment to add Definition of Deemed Costs. Exhibit A to the Capacity Purchase Agreement is hereby amended to add the following definition of "Deemed Costs""

"Deemed Costs - means, for any Performance Period, the excess of (i) the amount by which Contractor is entitled to reimbursement pursuant to the Block Hour Rates then in effect (and, with respect to certain benefits, the reconciliation provisions of Schedule 3) in respect of labor costs (including all wages, salaries, profit sharing and other benefits to all Contractor officers and other employees, including contract employees) over (ii) the amount of such labor costs actually incurred by Contractor in such period.

(g) Amendment to Definition of Excluded Costs. Exhibit A to the Capacity Purchase Agreement is hereby amended to restate the definition of "Excluded Costs" in its entirety to read as follows:

"Excluded Costs - means, for any Performance Period, (i) labor costs (including all wages, salaries, profit sharing and other benefits to all Contractor officers and other employees, including contract employees) incurred in such period in excess of those for which Contractor is entitled to reimbursement pursuant to the Block Hour Rates then in effect and, with respect to certain benefits, the reconciliation provisions of Schedule 3, (ii) all costs allocable to Scheduled Flights cancelled during such period as a result of strikes and other labor actions, disputes or interruptions, and other costs incurred during such period outside of the ordinary course of business in connection with such events, (iii) all costs allocable to Scheduled Flights cancelled during such period as a result of an event constituting Cause, and other costs incurred during such period outside of the ordinary course of business in connection with such event, (iv) costs of litigation and threatened litigation (including investigations, attorney's fees, adverse judgments and settlements not covered by insurance) incurred during such period, (v) adjustments resulting from the physical inventory loss of any of Contractor's spare parts inventory (including but not limited to any spare engines, rotable parts, repairable parts and expendable parts) ("Spare Parts Inventory") that deviate from Contractor's historical practice, (vi) expenses associated with any accounting write-ups or write-downs of any of Contractor's Spare Parts Inventory as a result of any business practice or decision in respect of Contractor's Spare Parts Inventory that deviates from Contractor's historical practice; and (vii) other expenses incurred during such period that do not comprise a portion of the Block Hour Rates reflected in Schedule 3 and are not reasonable and customary in the industry, or were not otherwise approved in advance by Continental (it being understood that the expenses reimbursed pursuant to reconciliation provisions of Schedule 3 constitute expenses that comprise a portion of the Block Hour Rates reflected in Schedule 3)."

(h) Amendment to Definition of Excluded Revenue. Exhibit A to the Capacity Purchase Agreement is hereby amended to restate the definition of "Excluded Revenue" in its entirety to read as follows:

"Excluded Revenue - means, for any Performance Period, (i) all incentive compensation payable in respect of such period pursuant to Paragraph A(2)(a) and Paragraph A(2)(b) of Schedule 3, (ii) all Incentive Amounts payable pursuant to Paragraph B(6)(c) and Paragraph B(6)(d) of Schedule 3 in respect of such period and (iii) reconciliations pursuant to Paragraph B(9)(g) and Paragraph B(9)(h) of Schedule 3."

(i) Amendment to add Definition of ExpressJet Note. Exhibit A to the Capacity Purchase Agreement is hereby amended to add the following definition of "ExpressJet Note":

"ExpressJet Note - means that certain Floating Rate Note, issued April 16, 2002, made in favor of XJT and previously delivered to Continental as in effect on such date."

(j) Amendment to add Definition of ExpressJet Preferred Stock. Exhibit A to the Capacity Purchase Agreement is hereby amended to add the following definition of "ExpressJet Preferred Stock":

"ExpressJet Preferred Stock - means the Series A Preferred Stock, par value $.01 per share, of New ExpressJet Airlines, Inc. as designated by that certain Certificate of Designation of Series A Preferred Stock of New ExpressJet Airlines, Inc. dated as of April 16, 2002 and as in effect on such date."

(k) Amendment to Definition of Incentive Amount. Exhibit A to the Capacity Purchase Agreement is hereby amended to amend and restate the definition of "Incentive Amount" in its entirety as follows:

"Incentive Amount - means either (1) the portion of the reconciliation amount payable from Continental to Contractor pursuant to Paragraph B(6)(c) of Schedule 3 for a particular month and aircraft type equal to the product of (a) the difference between the Third Incremental Cost Rate and the First Incremental Cost Rate for such month and aircraft type, multiplied by (b) the Third Cancellation Number for such aircraft type, multiplied by (c) the number of block hours per departure for such aircraft type and calendar month as set forth in the Final Monthly Schedule, or (2) the portion of the reconciliation amount payable from Contractor to Continental pursuant to Paragraph B(6)(d) of Schedule 3 for a particular month and aircraft type equal to the product of (a) the difference between the Third Incremental Cost Rate and the First Incremental Cost Rate for such month and aircraft type, multiplied by (b) the Fourth Cancellation Number for such aircraft type, multiplied by (c) the number of block hours per departure for such aircraft type and calendar month as set forth in the Final Monthly Schedule.

(l) Amendment to definition of Incremental Passenger-Related Facilities. Exhibit A to the Capacity Purchase Agreement is hereby amended to amend and restate the definition of "Incremental Passenger-Related Facilities" in its entirety as follows:

"Incremental Passenger-Related Facilities" - means "Incremental Contractor Terminal Facilities" as such term is defined in the Master Facility and Ground Handling Agreement.

(m) Amendment to Definition of New Contractor Pilot. Exhibit A to the Capacity Purchase Agreement is hereby amended to amend and restate the definition of "New Contractor Pilot" in its entirety as follows:

"New Contractor Pilot - means any Person actively employed by Contractor as a pilot whose employment began after January 1, 2002 or was recalled from a furlough that occurred prior to January 1, 2002."

(n) Amendment to delete Passenger-Related Terminal Facilities. Exhibit A to the Capacity Purchase Agreement is hereby amended to delete the definition of "Passenger-Related Terminal Facilities" therefrom.

(o) Amendment to add Definition of Pilot Hybrid Training Cycles. Exhibit A to the Capacity Purchase Agreement is hereby amended to add the following definition of "Pilot Hybrid Training Cycle":

"Pilot Hybrid Training Cycle - means any pilot training required by the FAA lasting between [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] days in duration, excluding Pilot New Hire Training Cycles, Pilot Recurrent Flight Training Cycles, Pilot Recurrent Ground Training Cycles, Pilot Transitional Training Cycles and Pilot Upgrade Training Cycles."

(p) Amendment to add Definition of Preferred Dividend Amount. Exhibit A to the Capacity Purchase Agreement is hereby amended to add the following definition of "Preferred Dividend Amount":

"Preferred Dividend Amount - means, with respect to any particular calendar month, an amount in cash equal to the amount of dividends that accrue (regardless of whether such dividends are declared or paid) on the ExpressJet Preferred Stock during such month."

(q) Amendment to change Definition of Prevailing Margin. Exhibit A to the Capacity Purchase Agreement is hereby amended to amend and restate the definition of "Prevailing Margin" in its entirety as follows:

"Prevailing Margin" - means, for any Performance Period, the decimal fraction (in any event not less than zero) equal to (i) Contractor's earnings before interest, taxes and extraordinary items derived from the Scheduled Flights (as determined by the separate books maintained by Contractor for the Regional Airline Services pursuant to Section 3.05(a)), divided by (ii) Contractor's aggregate revenues allocable to Scheduled Flights, in each of clauses (i) and (ii) above as reflected on the books and records of Contractor after giving effect to the provisions of Section 3.06(b), except for any reconciliation pursuant to Paragraph B(9)(d) of Schedule 3. In making the calculation described in clause (i) of the immediately preceding sentence, (a) Excluded Revenues shall be excluded from the revenues of Contractor, (b) Excluded Costs shall be excluded from the expenses of Contractor and (c) Deemed Costs shall be included as expenses of Contractor. In making the calculation described in clause (ii) of the immediately preceding sentence, Excluded Revenues shall be excluded from the revenues of Contractor.

  REPRESENTATIONS AND WARRANTIES

    Representations and Warranties of Holdings, XJT and ExpressJet

    . Holdings, XJT and ExpressJet, jointly and severally, represent, warrant and covenant to Continental as of the date hereof as follows:

      Organization and Qualification. Each of Holdings, XJT and ExpressJet is a duly organized and validly existing corporation in good standing under the laws of the State of Delaware and has the corporate power and authority to own, operate and use its assets and operate the Regional Airline Services.

      Authority Relative to this Agreement. Each of Holdings, XJT and ExpressJet has the corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby in accordance with the terms hereof. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of each of Holdings, XJT and ExpressJet. This Agreement has been duly and validly executed and delivered by each of Holdings, XJT and ExpressJet and is, assuming due execution and delivery thereof by Continental and that Continental has legal power and right to enter into this Agreement, a valid and binding obligation of each of Holdings, XJT and ExpressJet, enforceable against each of Holdings, XJT and ExpressJet in accordance with its terms, except as enforcement hereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the enforcement of creditors' rights generally and legal principles of general applicability governing the availability of equitable remedies (whether considered in a proceeding in equity or at law or otherwise under applicable law).

      Conflicts; Defaults. Neither the execution or delivery of this Agreement nor the performance by each of Holdings, XJT and ExpressJet of the transactions contemplated hereby will (i) violate, conflict with, or constitute a default under any of the terms of either Holdings', XJT's or ExpressJet's certificate of incorporation, by-laws, or any provision of, or result in the acceleration of any obligation under, any material contract, sales commitment, license, purchase order, security agreement, mortgage, note, deed, lien, lease or other agreement to which Holdings, XJT or ExpressJet is a party, (ii) result in the creation or imposition of liens in favor of any third person or entity, (iii) violate any law, statute, judgment, decree, order, rule or regulation of any governmental authority, or (iv) constitute any event which, after notice or lapse of time or both, would result in such violation, conflict, default, acceleration or creation or imposition of liens.

    Representations and Warranties of Continental

    . Continental represents and warrants to Holdings, XJT and ExpressJet as of the date hereof as follows:

      Organization and Qualification. Continental is a duly incorporated and validly existing corporation in good standing under the laws of the State of Delaware.

      Authority Relative to this Agreement. Continental has the corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby in accordance with the terms hereof. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Continental. This Agreement has been duly and validly executed and delivered by Continental and is, assuming due execution and delivery thereof by Holdings, XJT and ExpressJet and that Holdings, XJT and ExpressJet each has legal power and right to enter into this Agreement, a valid and binding obligation of Continental, enforceable against Continental in accordance with its terms, except as enforcement hereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the enforcement of creditors' rights generally and legal principles of general applicability governing the availability of equitable remedies (whether considered in a proceeding in equity or at law or otherwise under applicable law).

  (c) Conflicts; Defaults. Neither the execution or delivery of this Agreement nor the performance by Continental of the transactions contemplated hereby will (i) violate, conflict with, or constitute a default under any of the terms of Continental's certificate of incorporation, by-laws, or any provision of, or result in the acceleration of any obligation under, any material contract, sales commitment, license, purchase order, security agreement, mortgage, note, deed, lien, lease or other agreement to which Continental is a party, (ii) result in the creation or imposition of any liens in favor of any third person or entity, (iii) violate any law, statute, judgment, decree, order, rule or regulation of any governmental authority, or (iv) constitute any event which, after notice or lapse of time or both, would result in such violation, conflict, default, acceleration or creation or imposition of liens.

  MISCELLANEOUS

    Effect of Agreement

    . Except as specifically amended hereby, the Capacity Purchase Agreement shall remain in full force and effect and is ratified in all respects by the parties hereto.

    Binding Effect; Assignment

    . This Agreement and all of the provisions hereof shall be binding upon the parties hereto and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Except with respect to a merger of either party with another Person, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any party hereto without the prior written consent of the other parties.

    Amendment and Modification

    . This Agreement may not be amended or modified in any respect except by a written agreement signed by the parties hereto.

    Counterparts

    . This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may be executed by facsimile signature.

    Severability

    . Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

    Entire Agreement

    . This Agreement is intended by the parties as a complete statement of the entire agreement and understanding of the parties with respect to the subject matter hereof and all matters between the parties related to the subject matter herein set forth.

    Governing Law

. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas (excluding Texas choice-of-law principles that might call for the application of the law of another jurisdiction) as to all matters, including matters of validity, construction, effect, performance and remedies. Except as otherwise provided in Section 11.08(e) of the Amended and Restated Capacity Purchase Agreement, any action arising out of this Agreement or the rights and duties of the parties arising hereunder may be brought, if at all, only in the state or federal courts located in Harris County, Texas.

(Signature Page Follows)

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Amended and Restated Capacity Purchase Agreement to be duly executed and delivered as of the date and year first written above.

CONTINENTAL AIRLINES, INC.

By: /s/ Jeffery A. Smisek

Name: Jeffery A. Smisek

Title: Executive Vice President

EXPRESSJET HOLDINGS, INC.

By: /s/ Frederick S. Cromer

Name: Frederick S. Cromer

Title: Vice President & Chief Financial Officer

XJT HOLDINGS, INC.

By: /s/ Frederick S. Cromer

Name: Frederick S. Cromer

Title: Vice President & Chief Financial Officer

EXPRESSJET AIRLINES, INC.

By: /s/ Frederick S. Cromer

Name: Frederick S. Cromer

Title: Vice President & Chief Financial Officer

Appendix 1

Appendix 1 Expenses (000's)
Date	Column	Column	Column	Column	Column	Column	Column	Column	Column	Column	Column	Column	Column	Column	Column
	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15
Jan-03	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Feb-03
Mar-03
Apr-03
May-03
Jun-03
Jul-03
Aug-03
Sep-03
Oct-03
Nov-03
Dec-03
Jan-04
Feb-04
Mar-04
Apr-04
May-04
Jun-04
Jul-04
Aug-04
Sep-04
Oct-04
Nov-04
Dec-04

Appendix 3

Appendix 3 Block Hour Rates
Date	ATR42	RJ135	RJ145
Benchmark SL	200	325	525
Jan 03	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Feb 03
Mar 03
Apr 03
May 03
June 03
Jul 03
Aug 03
Sep 03
Oct 03
Nov 03
Dec 03
Jan 04
Feb 04
Mar 04
Apr 04
May 04
Jun 04
Jul 04
Aug 04
Sep 04
Oct 04
Nov 04
Dec 04

Appendix 4

Appendix 4 Block Hour Rates
Date	ATR42	RJ135	RJ145
Jan 03	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Feb 03
Mar 03
Apr 03
May 03
June 03
Jul 03
Aug 03
Sep 03
Oct 03
Nov 03
Dec 03
Jan 04
Feb 04
Mar 04
Apr 04
May 04
Jun 04
Jul 04
Aug 04
Sep 04
Oct 04
Nov 04
Dec 04

Appendix 11

First Incremental Cost Rates
Date	ATR42	RJ135	RJ145
Jan 03	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Feb 03
Mar 03
Apr 03
May 03
June 03
Jul 03
Aug 03
Sep 03
Oct 03
Nov 03
Dec 03
Jan 04
Feb 04
Mar 04
Apr 04
May 04
Jun 04
Jul 04
Aug 04
Sep 04
Oct 04
Nov 04
Dec 04

Appendix 12

Second Incremental Cost Rates
Date	ATR42	RJ135	RJ145
Jan 03	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Feb 03
Mar 03
Apr 03
May 03
June 03
Jul 03
Aug 03
Sep 03
Oct 03
Nov 03
Dec 03
Jan 04
Feb 04
Mar 04
Apr 04
May 04
Jun 04
Jul 04
Aug 04
Sep 04
Oct 04
Nov 04
Dec 04

Appendix 13

Appendix 13 Incremental Cost Rates
Date	ATR42	RJ135	RJ145
Jan 03	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Feb 03
Mar 03
Apr 03
May 03
June 03
Jul 03
Aug 03
Sep 03
Oct 03
Nov 03
Dec 03
Jan 04
Feb 04
Mar 04
Apr 04
May 04
Jun 04
Jul 04
Aug 04
Sep 04
Oct 04
Nov 04
Dec 04

Appendix 14

Appendix 14 Incremental Block Hour Rates
Date	ATR42	RJ135	RJ145
Benchmark SL	200	325	525
Jan 03	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Feb 03
Mar 03
Apr 03
May 03
June 03
Jul 03
Aug 03
Sep 03
Oct 03
Nov 03
Dec 03
Jan 04
Feb 04
Mar 04
Apr 04
May 04
Jun 04
Jul 04
Aug 04
Sep 04
Oct 04
Nov 04
Dec 04

Appendix 15

Fifth Incremental Cost Rate Allocation
Expense	Allocation Methodology
Aircraft Rent	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Maintenance Overhead
Hull Insurance
Employee Incentives
Property Taxes
Depreciation
Management Fee
General & Administrative
Airport Overhead
CAL Fixed Pool of Expenses
Glycol
Snow Removal
De-icing
Airport Facility Rent
3rd Party Ground Handling

Appendix 17a

Assumed Pilot Training Cost Per Cycle
Training Cycle	2001	2002	2003	2004
RJ	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Transitional
Upgrade
New Hire
Recur Ground
Recur Flight
Hybrid

ATR
Transitional
Upgrade
New Hire
Recur Ground
Recur Flight

Total
Transitional
Upgrade
New Hire
Recur Ground
Recur Flight
Hybrid

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Appendix 21

Airport Agent Volume Reconciliation
Date	Amount Payable Per Agent Paid Hour	Agent Paid Hours	Implied Sick Time %	Implied Overtime %	Implied Holiday %	Implied Vacation %
Jan 03	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Feb 03
Mar 03
Apr 03
May 03
June 03
Jul 03
Aug 03
Sep 03
Oct 03
Nov 03
Dec 03
Jan 04
Feb 04
Mar 04
Apr 04
May 04
Jun 04
Jul 04
Aug 04
Sep 04
Oct 04
Nov 04
Dec 04

Appendix 22

Reconciliation of Expenses (000's)
Date	B(9)(a) (i)	B(9)(a) (ii)	B(9)(a) (iii)	B(9)(a) (iv)	B(9)(a) (v)	B(9)(a) (vi)	B(9)(a) (vii)	B(9)(a) (viii)	B(9)(a) (ix)	B(9)(a) (x)	B(9)(a) (xi)	B(9)(a) (xii)	B(9)(a) (xiii)	B(9)(a) (xiv)	B(9)(a) (xv)	B(9)(a) (xvi)
Jan 03	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Feb 03
Mar 03
Apr 03
May 03
June 03
Jul 03
Aug 03
Sep 03
Oct 03
Nov 03
Dec 03
Jan 04
Feb 04
Mar 04
Apr 04
May 04
Jun 04
Jul 04
Aug 04
Sep 04
Oct 04
Nov 04
Dec 04

Appendix 22a

First Implied Rates				Second Implied Rates			Third Implied
Date	ATR 42	RJ135	RJ145	ATR42	RJ135	RJ145	Expenses (000's)
Jan 03	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Feb 03
Mar 03
Apr 03
May 03
June 03
Jul 03
Aug 03
Sep 03
Oct 03
Nov 03
Dec 03
Jan 04
Feb 04
Mar 04
Apr 04
May 04
Jun 04
Jul 04
Aug 04
Sep 04
Oct 04
Nov 04
Dec 04

Appendix 24

Date	RJ135	RJ145
Jul 03	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Aug 03
Sep 03
Oct 03
Nov 03
Dec 03
Jan 04
Feb 04
Mar 04
Apr 04
May 04
Jun 04
Jul 04
Aug 04
Sep 04
Oct 04
Nov 04
Dec 04